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                                                                    EXHIBIT 23.1


                         Independent Auditors' Consent

We consent to the incorporation by reference in Registration Statements No. 33-25675, 33-32221, 33-33977, 33,33871, 33-54367 and 333-39809 on Form S-8 of
our report dated October 31, 2001, December 10, 2001, as to Notes 1, 8, 11, 12 and 15, appearing in this Annual Report on Form 10-K of Gaylord Container Corporation for the year ended September 30, 2001.

Deloitte & Touche LLP

Chicago, Illinois
December 28, 2001